MANAGED HIGH YIELD FUND INC.                                       ANNUAL REPORT

                                                              September 15, 1997

Dear Shareholder,

We are pleased to present you with the annual report for Managed High Yield Fund Inc. (the "Fund") for the year ended July 31, 1997.


GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------
   Early in the period, uncertainty over the direction of interest rates unsettled what was already a jittery market. By mid-summer 1996, a moderating economy helped bolster the market for a short period of time, a situation that was, however, only fleeting as renewed fears of an overheating economy quickly re-emerged. This pattern would repeat itself throughout fall and into the new year.

   The Federal Reserve's ("the Fed") decision to raise short-term interest rates to 5.5% in March resulted in virtually every bond sector posting a negative return during the first three months of the period. The high yield sector was the exception, as gains in the first two months of the period more than offset the softness following the Fed move. Then, on April 28th, the report of the Employment Cost Index (ECI)--considered to be the most comprehensive wage-inflation indicator, and critical to Federal Reserve policy--indicated a very positive inflation picture. This information, plus positive news on an agreed upon framework by President Clinton and the Republicans to balance the budget by 2002, and an atypical paydown in federal debt, turned market sentiment extremely bullish. Bonds entered a prolonged rally that sent the yield on the long bond from 7.1% on March 31, 1997 to 6.8% by June 30, 1997.

   July continued to be a harbinger of good news for fixed income investors as additional favorable inflation data prompted the yield on the long bond to drop even further,to 6.5%--the lowest level of the year.All bond sectors experienced positive returns; again, however, the high yield sector outperformed others as investors' willingness to accept higher credit risk produced higher returns.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE
   Total return for Managed High Yield Fund Inc. (Symbol: PHT) for the year ended July 31, 1997 was 18.26% based on the Fund's net asset value and 22.59% based on the Fund's share price on the New York Stock Exchange. As of July 31, 1997, the Fund's net asset value per share was $14.30, while its share price on the New York Stock Exchange was $13.94. During the year ended July 31, 1997, the Fund paid dividends from net investment income totalling $1.26 per share. We hope to maintain the Fund's current dividend for the remainder of 1997. Based on the dividend paid in July and the Fund's market price on July 31, 1997, the Fund's market yield was 9.04% annualized. Over the fiscal year, the Fund generated performance comparable to that of the 18.61% return of its Lipper peer group (High Current Yield).

MANAGED HIGH
YIELD FUND INC.

Top Five Industries (as a % of net
assets as of July 31, 1997)

Communications ........ 14.12%
Media ................. 12.74%
Cable ................. 12.05%
Packaging .............  8.08%
General Industrial ....  7.72%

     Managed High Yield
     Fund Inc.
     FUND PROFILE

     Goal:
     High current income

     Portfolio Manager:
     Thomas J. Libassi, MH
     Asset Management Inc.

     Total Net Assets:
     $86.2 million as of
     July 31, 1997

     Dividend Payments:
     Monthly


PORTFOLIO HIGHLIGHTS

   Of the industries in which the Fund invests, media companies held one of the largest positions, constituting 12.74% of net assets as of July 31, 1997. We particularly favored print media companies, many of which have seen their cash flows increase due to their advertising revenues; at the same time, their raw materials costs are falling. Two examples of print companies we currently like are Hollinger International Publishing (0.60%), a publisher of daily newspapers, and Petersen Publishing LLC (0.65%), a publisher of specialty magazines.

   Another sector to which we devoted substantial assets was communications (14.12% of fund net assets as of July 31, 1997). Within this sector, we specifically targeted companies that either have a well-developed niche business, such as Nextel Communications Incorporated (2.62%), or strong growth prospects. Additionally, as of July 31, 1997, approximately 4.7% of our allocation to this sector is in European telecommunications providers such as Colt Telecom Group PLC (1.54%)--companies that we believe should benefit from industry deregulation scheduled to take place in Europe in January 1998.

   The Fund's third largest weighting was allocated to cable providers (12.05% of net assets as of July 31, 1997). Within this sector, we favored companies located in tightly clustered markets with dense populations and strong demographics, such as New York City's Cablevision Systems Corporation (0.71%) and Philadelphia's Comcast Corporation (1.23%).

   One sector of the high yield market that performed particularly well during the period was U.S. dollar-denominated emerging market corporate debt (14.28% of net assets as of July 31, 1997). Our strategy is to invest in generally better-quality companies like Grupo Televisa S.A. de C.V. (1.65%), Mexico's leading broadcast company. Going forward, we plan to focus more on these types of companies, as we believe these securities currently offer greater investment potential than similarly-rated companies located in the U.S.

OUTLOOK
--------------------------------------------------------------------------------
   The high yield market has turned in above-average performance for several years in a row, driven mainly by the combination of moderate economic growth, low interest rates and a booming stock market. Presently, we see little reason for the bull market to end any time soon. In addition to these factors, we expect that new demand from institutional buyers and pension funds will further support high yield prices in the future. Finally, the company consolidations we are seeing across industries are likely to help high yield companies as more and more of them are acquired by stronger companies.

   We will continue to focus on non-cyclical industries such as cable and communications, placing particular emphasis on media. We expect this industry will benefit from what is an increasing need for worldwide programming. Most significantly, we will focus more on companies domiciled outside of the United States. We believe these securities, which are denominated in U.S. dollars, currently offer greater investment potential than similarly situated companies located in the U.S.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.


Sincerely,



/s/ Margo N. Alexander                   /s/ Dennis L. McCauley
-----------------------------            ---------------------------
MARGO N. ALEXANDER                       DENNIS L. MCCAULEY
President,                               Managing Director and Chief Investment
Mitchell Hutchins Asset Management Inc.  Officer - Fixed Income
                                         Mitchell Hutchins Asset Management Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended July 31, 1997 and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

MANAGED HIGH YIELD FUND INC.

PORTFOLIO OF INVESTMENTS                                           JULY 31, 1997


  Principal
   Amount                                                    Maturity               Interest
    (000)                                                      Dates                  Rates               Value
  --------                                                    -------                -------            --------
Corporate Bonds--92.63%

Airlines--1.01%
    $ 750   Airplane Pass Through Trust ..............       03/15/19                 10.875%          $ 873,750
                                                                                                       ---------

Cable--11.34%
    1,000   Comcast Corporation ......................       05/15/05                  9.375           1,063,750
    2,500   International CableTel Incorporated ...... 04/15/05 to 02/01/06      11.500+ to 12.375+    1,820,000
    1,250   Multi Canal S.A. de C.V. ** ..............       02/01/07                 10.500           1,346,875
      625   Pratama Datakom Asia B.V.** ..............       07/15/05                 12.750             623,438
    2,400   TCI Satellite Entertainment Incorporated**       02/15/07                 12.250+          1,452,000
      750   Telewest PLC .............................       10/01/06                  9.625             791,250
    1,250   Tevecap S.A. de C.V. .....................       11/26/04                 12.625           1,320,312
    2,000   UIH Australia Pacific Incorporated .......       05/15/06                 14.000+          1,360,000
                                                                                                     -----------
                                                                                                       9,777,625
                                                                                                     -----------
Chemicals--0.88%
      750   Polytama International Finance B.V. ......       06/15/07                 11.250             755,625
                                                                                                     -----------
Communications--13.59%
    2,000   Colt Telecom Group PLC ...................       12/15/06                 12.000+          1,330,000
      625   Comcast Cellular Holdings Incorporated** .       05/01/07                  9.500             651,563
    1,000   Globalstar L.P. ..........................       02/15/04                 11.375             960,000
    1,000   GST USA Incorporated .....................       12/15/05                 13.875+            670,000
      500   ITC Deltacom Incorporated** ..............       06/01/07                 11.000             522,500
    1,750   McCaw International Limited** ............       04/15/07                 13.000+            962,500
      500   Metronet Communications Corporation** ....       08/15/07                 12.000             532,500
    2,750   Nextel Communications Incorporated .......       08/15/04                  9.750+          2,255,000
      550   People's Telecommunications Company ......       07/15/02                 12.250             572,000
    2,000   RSL Communications Limited ...............       11/15/06                 12.250           2,060,000
      500   Verio Incorporated** .....................       06/15/04                 13.500             522,500
    1,000   Viatel Incorporated ......................       01/15/05                 15.000+            680,000
                                                                                                     -----------
                                                                                                      11,718,563
                                                                                                     -----------
Consumer Manufacturing--4.68%
    1,800   Apparel Ventures Incorporated ............       12/31/00                 12.250           1,584,000
    1,000   Chattem Incorporated .....................       06/15/04                 12.750           1,120,000
      500   EKCO Group Incorporated ..................       04/01/06                  9.250             517,500
    1,500   Icon Health & Fitness Corporation ........       11/15/06                 14.000+            813,750
                                                                                                     -----------
                                                                                                       4,035,250
                                                                                                     -----------
Energy--2.67%
      730   Crown Central Petroleum Corporation ......       02/01/05                 10.875             770,150
      800   Petroleos Mexicanos ......................       12/01/23                  8.625             752,000
    1,000   Transamerican Energy Corporation** .......       06/15/02                 13.000+            780,000
                                                                                                     -----------
                                                                                                       2,302,150
                                                                                                     -----------
Entertainment--2.46%
      125   Cobb Theatres ............................       03/01/03                 10.625             138,125
      750   Discovery Zone Incorporated** ............       08/01/02                 13.500             772,500
    1,218   United Artists Theatre Circuit ...........       07/01/15                  9.300           1,211,571
                                                                                                     -----------
                                                                                                       2,122,196
                                                                                                     -----------


Managed High Yield Fund Inc.


  Principal
   Amount                                                    Maturity               Interest
    (000)                                                      Dates                  Rates               Value
  --------                                                    -------                -------            --------
Corporate Bonds--(continued)

Finance--3.02%
    $ 500   Cityscape Financial Corporation** ........       06/01/04                 12.750%          $ 475,000
      500   Delta Financial Corporation ..............       08/01/04                  9.500             501,250
      875   Imperial Credit Industries Incorporated ..       01/15/07                  9.875             868,438
      750   Olympic Financial Limited ................       03/15/07                 11.500             759,375
                                                                                                     -----------
                                                                                                       2,604,063
                                                                                                     -----------
Food & Beverage--5.24%
    1,000   American Rice Incorporated ...............       07/31/02                 13.000           1,045,000
    3,741   Iowa Select Farms ........................       02/15/04                 17.250+          2,691,275
      750   Packaged Ice Incorporated** ..............       04/15/04                 12.000             780,000
                                                                                                     -----------
                                                                                                       4,516,275
                                                                                                     -----------
Gaming--1.23%
    1,000   Casino America Incorporated ..............       08/01/03                 12.500           1,060,000
    1,659#  Grand Palais Casino Incorporated++ .......       11/01/97                 18.250(a)                0
                                                                                                     -----------
                                                                                                       1,060,000
                                                                                                     -----------
General Industrial--6.93%
    1,000   Communications & Power Industries Incorporated   08/01/05                 12.000           1,117,500
      625   Continental Global Group Incorporated**          04/01/07                 11.000             662,500
      500   Dominion Textile USA .....................       04/01/06                  9.250             523,750
      500   Goss Graphic Systems Incorporated ........       10/15/06                 12.000             552,500
      250   Jordan Industries Incorporated** .........       08/01/07                 10.375             250,000
      750   Jordan Telecommunication Products** ......       08/01/07                  9.875             750,000
    1,000   Poindexter J.B. Incorporated .............       05/15/04                 12.500           1,047,500
    1,000   Polysindo International Finance
               Company B.V. .......................... 06/15/06 to 07/30/07      9.375 to 11.375       1,073,125
                                                                                                     -----------
                                                                                                       5,976,875
                                                                                                     -----------
Healthcare--0.31%
      250   Integrated Health Services Incorporated**        09/15/07                  9.500             265,000
                                                                                                     -----------
Homebuilding--1.84%
      750   K Hovnanian Enterprises Incorporated .....       04/15/02                 11.250             780,000
      750   Ryland Group Incorporated ................       07/01/06                 10.500             810,000
                                                                                                     -----------
                                                                                                       1,590,000
                                                                                                     -----------
Media--12.48%
    1,500   Affiliated Newspaper Investments .........       07/01/06                 13.250+          1,346,250
    1,000   All American Communications Incorporated         10/15/01                 10.875           1,071,250
    1,500   Grupo Televisa S.A. de C.V. ..............       05/15/08                 13.250+          1,080,000
      300   Grupo Televisa S.A. de C.V. ..............       05/15/06                 11.875             339,750
      500   Hollinger International Publishing .......       02/01/06                  9.250             521,250
    1,250   Newsquest Capital PLC ....................       05/01/06                 11.000           1,368,750
    1,000   Pegasus Communications Corporation .......       07/01/05                 12.500           1,110,000
      500   Petersen Publishing Company LLC ..........       11/15/06                 11.125             562,500
      750   Sullivan Graphics Incorporated ...........       08/01/05                 12.750             774,375
    1,000   Sun Media Corporation** ..................       05/15/07                  9.500           1,035,000
    1,000   T.V. Azteca S.A. de C.V.** ...............       02/15/07                 10.500           1,060,000
      500   Viacom Incorporated ......................       07/07/06                  8.000             490,000
                                                                                                     -----------
                                                                                                      10,759,125
                                                                                                     -----------

Managed High Yield Fund Inc.



  Principal
   Amount                                                    Maturity               Interest
    (000)                                                      Dates                  Rates               Value
  --------                                                    -------                -------            --------
Corporate Bonds--(continued)

Metals & Mining--2.16%
    $ 500   Altos Hornos de Mexico S.A. de C.V.** ....       04/30/04                 11.875%          $ 545,000
      500   Easco Corporation ........................       03/15/01                 10.000             513,750
      750   WCI  Steel Incorporated ..................       12/01/04                 10.000             802,500
                                                                                                     -----------
                                                                                                       1,861,250
                                                                                                     -----------
Packaging--8.08%
    1,250   Doman Industries Limited .................       03/15/04                  8.750           1,243,750
    1,000   Four M Corporation .......................       06/01/06                 12.000           1,065,000
      500   FSW  International Finance Company B.V. ..       11/01/06                 12.500             510,000
      500   Grupo Industrial Durango S.A. de C.V. ....       08/01/03                 12.625             572,500
      750   Portola Packaging Incorporated ...........       10/01/05                 10.750             778,125
      500   Printpack Incorporated ...................       08/15/06                 10.625             538,750
      750   Tjiwi Kimia Finance Maurities Limited** ..       08/01/04                 10.000             753,750
    1,000   Uniforet Incorporated ....................       10/15/06                 11.125             965,000
      500   Vicap, S.A. de C.V.** ....................       05/15/07                 11.375             543,750
                                                                                                     -----------
                                                                                                       6,970,625
                                                                                                     -----------
Real Estate--0.58%
      500   D.R. Horton Incorporated .................       06/15/04                  8.375             503,750
                                                                                                     -----------
Retail--4.01%
      500   Barry's Jewelers, Incorporated ...........       12/22/00                 11.000(a)          277,500
    1,125   Chief Auto Parts Incorporated ............       05/15/05                 10.500           1,130,625
      500   CSK Auto Incorporated ....................       11/01/06                 11.000             533,750
    1,500   Great American Cookie Incorporated .......       01/15/01                 10.875           1,515,000
                                                                                                     -----------
                                                                                                       3,456,875
                                                                                                     -----------
Supermarkets & Drugstores--2.41%
      500   Di Giorgio Corporation** .................       06/15/07                 10.000             495,000
      922   Farm Fresh Holdings Corporation ..........       10/01/02                 14.250              64,540
    1,000   Pantry Incorporated ......................       11/15/00                 12.000           1,030,000
      500   Pueblo Xtra International Incorporated ...       08/01/03                  9.500             493,750
                                                                                                     -----------
                                                                                                       2,083,290
                                                                                                     -----------
Technology--1.38%
      800   Electronic Retailing Systems International       02/01/04                 13.250+            512,000
    1,500   InterAct Systems Incorporated ............       08/01/03                 14.000+            675,000
                                                                                                     -----------
                                                                                                       1,187,000
                                                                                                     -----------
Transportation Non-Air--3.92%
      500   Equimar Shipholdings Limited** ...........       07/01/07                  9.875             490,000
    1,000   Greater Bejing First Expressways** .......       06/15/07                  9.500           1,010,000
      750   Navigator Gas** ..........................       06/30/07                 12.000             761,250
      500   Stena Shipping ...........................       12/15/05                 10.500             547,500
      500   TFM S.A. de C.V.** .......................       06/15/09                 11.750+            310,000
      250   TFM S.A. de C.V.** .......................       06/15/07                 10.250             258,125
                                                                                                     -----------
                                                                                                       3,376,875
                                                                                                     -----------

                                        6

Managed High Yield Fund Inc.


  Principal
   Amount                                                    Maturity               Interest
    (000)                                                      Dates                  Rates               Value
  --------                                                    -------                -------            --------
Corporate Bonds--(concluded)

Utilities--2.41%
  $ 1,000   Calpine Corporation ......................       02/01/04                  9.250%        $ 1,030,000
      998   Panda Funding Corporation ................       08/20/12                 11.625           1,047,852
                                                                                                     -----------
                                                                                                       2,077,852
                                                                                                     -----------
Total Corporate Bonds (cost--$78,255,028) ............                                                79,874,014
                                                                                                     -----------


Convertible Bonds--0.97%

Communications--0.18%
      215   GST Telecommunciations Incorporated ......       12/15/05                 13.875+            159,100
                                                                                                     -----------
General Industrial--0.79%
      750   Corporate Express Incorporated ...........       07/01/00                  4.500             676,875
                                                                                                     -----------
Total Convertible Bonds (cost--$802,466) .............                                                   835,975
                                                                                                     -----------

  Number of
   Shares
  --------
Common Stock(a)--1.77%

Communications--0.08%
    7,000   PageMart Nationwide Incorporated ..................................................           65,625
                                                                                                     -----------
Gaming--0.92%
   59,668   Casino America Incorporated .......................................................          134,253
  105,643   Colorado Gaming & Entertainment Company ...........................................          633,858
   10,000   Hollywood Casino Corporation ......................................................           29,375
                                                                                                     -----------
                                                                                                         797,486
                                                                                                     -----------
Media--0.03%
    2,256   Pegasus Communications Corporation ................................................           29,892
                                                                                                     -----------
Technology--0.74%
  122,676   Ampex Corporation .................................................................          636,382
                                                                                                     -----------
Total Common Stock (cost--$1,075,998) .........................................................        1,529,385
                                                                                                     -----------
Preferred Stock--1.92%

Cable--0.71%
    5,816   Cablevision Systems Corporation(a) ................................................          612,175
                                                                                                     -----------
Healthcare--1.21%
    1,000   Fresenius Medical Care Capital Trust ..............................................        1,045,000
                                                                                                     -----------
Total Preferred Stock (cost--$1,514,746) ......................................................        1,657,175
                                                                                                     -----------

Managed High Yield Fund Inc.


                                                                                                       Number of
  Warrants                                                                                                Value
  --------                                                                                              --------
Warrants(a)--1.29%

Communications--0.27%
    2,475   Clearnet Communications Incorporated ..............................................         $ 18,563
    1,000   Globalstar Telecommunications .....................................................           60,000
    6,900   Pagemart Wireless Incorporated ....................................................           69,000
    2,000   RSL Communications Limited ........................................................           85,000
                                                                                                     -----------
                                                                                                         232,563
                                                                                                     -----------
Consumer Manufacturing--0.58%
    2,000   AVI Holdings Incorporated .........................................................           10,000
    2,000   Chattem Incorporated ..............................................................          116,000
    3,000   Icon Health & Fitness Corporation .................................................          375,000
                                                                                                     -----------
                                                                                                         501,000
                                                                                                     -----------
Food & Beverage--0.15%
   50,000   Iowa Select Farms .................................................................          125,000
                                                                                                     -----------
Gaming--0.02%
   10,563   Casino America Incorporated .......................................................           19,013
                                                                                                     -----------
Media--0.23%
    2,000   Affiliated Newspaper Investments ..................................................          200,000
                                                                                                     -----------
Retail--0.00%
      270   Cookies USA Incorporated ..........................................................            2,700
                                                                                                     -----------
Technology--0.04%
      800   Electronic Retailing Systems International ........................................           32,000
    1,500   InterAct Systems Incorporated .....................................................            3,750
                                                                                                     -----------
                                                                                                          35,750
                                                                                                     -----------
Total Warrants (cost--$631,382) ...............................................................        1,116,026
                                                                                                     -----------




  Principal
   Amount                                                    Maturity               Interest
    (000)                                                      Date                   Rate
  --------                                                    -------                -------

Repurchase Agreement--0.59%
    $ 505   Repurchase Agreement dated 07/31/97 with
              State Street Bank and Trust Company,
              collateralized by $494,775 U.S. Treasury Notes,
              7.250% due 02/15/98; proceeds $505,070
              (cost--$505,000) .........................      08/01/97                5.000%             505,000
                                                                                                     -----------
Total Investments (cost--$82,784,620)--99.17% ..........                                              85,517,575
Other assets in excess of liabilities--0.83% ...........                                                 714,742
                                                                                                     -----------
Net Assets--100.00% ....................................                                             $86,232,317
                                                                                                     ===========

---------------
# Security represents a unit which is composed of the stated bond with attached warrants or common stock. ++ Illiquid security representing 0.00% of total investments.
(a)  Non-income producing securities.
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                               JULY 31, 1997



Assets:
Investments in securities, at value (cost--$82,784,620) ........   $ 85,517,575
Receivable for investments sold ................................        859,479
Interest receivable ............................................      1,510,941
Deferred organizational expenses ...............................         39,869
Other assets ...................................................          6,247
                                                                   ------------
Total assets ...................................................     87,934,111
                                                                   ------------

Liabilities:
Payable for investments purchased ..............................      1,495,913
Payable to investment adviser and administrator ................         65,192
Accrued expenses and other liabilities .........................        140,689
                                                                   ------------
Total liabilities ..............................................      1,701,794
                                                                   ------------

Net Assets:
Capital Stock--$0.001 par value; 100,000,000 shares authorized;
  6,031,667 shares issued and outstanding ......................     90,459,520
Undistributed net investment income ............................        170,004
Accumulated net realized losses from investment transactions ...     (7,130,162)
Net unrealized appreciation of investments .....................      2,732,955
                                                                   ------------
Net assets applicable to shares outstanding ....................   $ 86,232,317
                                                                   ============
Net asset value per share ......................................   $      14.30
                                                                   ============

                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.

STATEMENT OF OPERATIONS                                           JULY 31, 1997



                                                                  For the Year
                                                                      Ended
                                                                  July 31, 1997
                                                                  -------------
Investment income:
Interest and dividends ...........................................   $ 8,860,739
                                                                     -----------
Expenses:
Investment advisory and administration ...........................       742,432
Reports and notices to shareholders ..............................       103,891
Legal and audit ..................................................       101,275
Custody and accounting ...........................................        48,329
Amortization of organizational expenses ..........................        30,620
Transfer agency and service fees .................................        28,942
Directors' fees ..................................................        12,250
Other expenses ...................................................        37,752
                                                                     -----------
                                                                       1,105,491
                                                                     -----------
Net investment income ............................................     7,755,248
                                                                     -----------
Realized and unrealized gains from investment activities:
Net realized gains from investment transactions ..................       897,493
Net change in unrealized appreciation/depreciation of investments      5,275,401
                                                                     -----------
Net realized and unrealized gains from investment activities .....     6,172,894
                                                                     -----------
Net increase in net assets resulting from operations .............   $13,928,142
                                                                     ===========

                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                        For the Years Ended
                                                                             July 31,
                                                                     --------------------------
                                                                        1997            1996
                                                                     ----------      ----------
From operations:
Net investment income ...........................................   $  7,755,248    $  7,769,124
Net realized gains from investment transactions .................        897,493       1,035,278
Net change in unrealized appreciation/depreciation of investments      5,275,401      (2,049,902)
                                                                    ------------    ------------
Net increase in net assets resulting from operations ............     13,928,142       6,754,500
                                                                    ------------    ------------

Dividends to shareholders from:
Net investment income ...........................................     (7,599,901)     (7,931,642)
                                                                    ------------    ------------
Net increase (decrease) in net assets ...........................      6,328,241      (1,177,142)


Net assets:
BEGINNING OF YEAR ...............................................     79,904,076      81,081,218
                                                                    ------------    ------------
End of year (including undistributed net investment income
  of $170,004 at July 31, 1997) .................................   $ 86,232,317    $ 79,904,076
                                                                    ============    ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Managed High Yield Fund Inc. (the "Fund") was incorporated in Maryland on June 11, 1993 and is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.
   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from the net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK
   The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

NOTES TO FINANCIAL STATEMENTS

INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets.

INVESTMENTS IN SECURITIES
   For federal income tax purposes, the cost of securities owned at July 31, 1997 was substantially the same as the cost of securities for financial statement purposes.

   At July 31, 1997, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value
  over cost) .....................................................  $6,599,178
Gross depreciation (investments having an excess of cost
  over value) ....................................................  (3,866,223)
                                                                    ----------
Net unrealized appreciation of investments .......................  $2,732,955
                                                                    ==========

   For the year ended July 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $98,645,735 and $100,703,020, respectively.

CAPITAL STOCK

   There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 6,031,667 shares of common stock outstanding, 7,926 shares are owned by Mitchell Hutchins.

FEDERAL TAX STATUS

   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At July 31, 1997, the Fund had a net capital loss carryforward of $7,130,162. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire between July 31, 2003 and by July 31, 2005. To the extent such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

MANAGED HIGH YIELD FUND INC.

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding throughout each period is presented below:



                                                             For the Years Ended July 31,        For the Period
                                                          ----------------------------------    December 7, 1993+
                                                             1997        1996        1995     through July 31, 1994
                                                             ----        ----        ----     ---------------------
Net asset value, beginning of period ...................    $13.25      $13.44     $13.76            $15.00
                                                            ------      ------     ------            ------
Net investment income ..................................      1.29        1.29       1.40              0.77
Net realized and unrealized gains (losses) from
  investments and foreign currency transactions ........      1.02       (0.16)     (0.34)            (1.25)
                                                            ------      ------     ------            ------
Net increase (decrease) from investment operations .....      2.31        1.13       1.06             (0.48)
                                                            ------      ------     ------            ------
Dividends from net investment income ...................     (1.26)      (1.32)     (1.38)            (0.76)
                                                            ------      ------     ------            ------
Net asset value, end of period .........................    $14.30      $13.25     $13.44            $13.76
                                                            ======      ======     ======            ======
Per share market value, end of period ..................    $13.94      $12.50     $12.38            $12.38
                                                            ======      ======     ======            ======
Total investment return:
On net asset value(1) ..................................     18.26%       8.83%      9.27%            (3.00)%
                                                             ======      ======     ======            ======
On market value(2) .....................................     22.59%      12.16%     11.87%           (12.76)%
                                                            ======      ======     ======            ======
Ratios/Supplemental Data:
Net assets, end of period (000's omitted) ..............   $86,232     $79,904    $81,081           $82,995
Expenses to average net assets .........................      1.34%       1.25%      1.21%             1.17%*
Net investment income to average net assets ............      9.39%       9.87%     10.68%             8.27%*
Portfolio turnover rate ................................       122%        135%       103%               85%

----------------
 +   Commencement of operations
 *   Annualized
(1) Total investment return on net asset value is calculated assuming a purchase of stock at net asset value on the first day of each period reported and a sale at net asset value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan (the "Plan"). Total investment return on net asset value has not been annualized for periods of less than one year. Total investment return does not reflect brokerage commissions.
(2) Total investment return on market value is calculated assuming a purchase of stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Plan. Total investment return on market value has not been annualized for period of less than one year. Total investment return does not reflect brokerage commissions.

MANAGED HIGH YIELD FUND INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Stockholders
Managed High Yield Fund Inc.

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Managed High Yield Fund Inc. (the "Fund") as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of Managed High Yield Fund Inc. at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.



                                                     /S/ Ernst & Young LLP

New York, New York
September 19, 1997

MANAGED HIGH YIELD FUND INC.

TAX INFORMATION

   We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (July 31, 1997) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income.

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect to calendar year 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

MANAGED HIGH YIELD FUND INC.

GENERAL INFORMATION

THE FUND

   Managed High Yield Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The investment objective of the Fund is to achieve a high level of current income consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $46 billion in assets under management as of August 31, 1997.

STOCKHOLDER INFORMATION

   The NYSE ticker symbol for the Managed High Yield Fund is "PHT." Weekly comparative net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

DISTRIBUTION POLICY

   The Fund's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The Fund will not issue any new shares of common stock in connection with the Plan.

                 (This page has been left blank intentionally)

MANAGED HIGH YIELD FUND INC.

DIRECTORS
E. Garrett Bewkes, Jr.          Mary C. Farrell
CHAIRMAN                        Meyer Feldberg
Margo N. Alexander              George W. Gowen
Richard Q. Armstrong            Frederic V. Malek
Richard R. Burt                 Carl W. Schafer

PRINCIPAL OFFICERS
Margo N. Alexander              Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER
Victoria E. Schonfeld           Thomas J. Libassi
VICE PRESIDENT                  VICE PRESIDENT
Dianne E. O'Donnell             Dennis L. McCauley
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

INVESTMENT ADVISER
AND ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES. THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

PaineWebber
(c)1997 PaineWebber Incorporated
Member SIPC


July 31, 1997

-----------------------------------------

MANAGED HIGH

YIELD FUND INC.


ANNUAL REPORT